Exhibit 99.2
EARNINGS RELEASE SUPPLEMENT FIRST QUARTER 2023 (UNAUDITED) MAY 3, 2023

Table of Contents Section I Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Section II Corporate Financial Schedules Section III Operating & Property-Level Schedules Section IV Capitalization and Debt Schedules Section VI Asset Listing 2

Forward-Looking Statements We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans, and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking by their nature: • our ability to increase our dividend per share of common stock; • the state of the U.S. economy generally or in specific geographic regions in which we operate, and the effect of general economic conditions on the lodging industry and our business in particular; • market trends in our industry, interest rates, real estate values and the capital markets; • our business and investment strategy and, particularly, our ability to identify and complete hotel acquisitions and dispositions; • our projected operating results; • actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of such actions, initiatives and policies; • our ability to manage our relationships with our management companies and franchisors; • our ability to maintain our existing and future financing arrangements; • changes in the value of our properties; • the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; • our ability to satisfy the requirements for qualification as a REIT under the U.S. Tax Code; • our ability to repay or refinance our indebtedness as it matures or becomes callable by lenders; • the availability of qualified personnel; • our ability to make distributions to our stockholders in the future; • the general volatility of the market price of our securities; and • the degree and nature of our competition. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. These factors are discussed under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and in other documents we have filed with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement is effective only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law we are not obligated to, and do not intend to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, this presentation contains certain unaudited historical and pro forma information and metrics which are based or calculated from historical data that is maintained or produced by Summit Hotel Properties, Inc. or third parties. This presentation contain statistics and other data that may have been obtained from, or compiled from, information made available by third-parties. 3

Non-GAAP Financial Measures We disclose certain “non-GAAP financial measures,” which are measures of our historical financial performance. Non-GAAP financial measures are financial measures not prescribed by Generally Accepted Accounting Principles ("GAAP"). These measures are as follows: (i) Funds From Operations (“FFO”) and Adjusted Funds from Operations ("AFFO"), (ii) Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA"), Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Adjusted EBITDAre (as described below). We caution investors that amounts presented in accordance with our definitions of non-GAAP financial measures may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP financial measures in the same manner. Our non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of our operating performance. Our non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, debt service obligations and other commitments and uncertainties. Although we believe that our non-GAAP financial measures can enhance the understanding of our financial condition and results of operations, these non-GAAP financial measures are not necessarily better indicators of any trend as compared to a comparable measure prescribed by GAAP such as net income (loss). FFO and AFFO As defined by Nareit, FFO represents net income or loss (computed in accordance with GAAP), excluding preferred dividends, gains (or losses) from sales of real property, impairment losses on real estate assets, items classified by GAAP as extraordinary, the cumulative effect of changes in accounting principles, plus depreciation and amortization related to real estate assets, and adjustments for unconsolidated partnerships, and joint ventures. AFFO represents FFO excluding amortization of deferred financing costs, franchise fees, equity-based compensation expense, transaction costs, debt transaction costs, premiums on redemption of preferred shares, losses from net casualties, non-cash interest income and non-cash income tax related adjustments to our deferred tax asset. Unless otherwise indicated, we present FFO and AFFO applicable to our common shares and common units. We present FFO and AFFO because we consider FFO and AFFO an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO and AFFO when reporting their results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO and AFFO exclude depreciation and amortization related to real estate assets, gains and losses from real property dispositions and impairment losses on real estate assets, and certain transaction costs related to lodging property acquisition activities and debt, FFO and AFFO provide performance measures that, when compared year over year, reflect the effect to operations from trends in occupancy, guestroom rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. Our computation of FFO differs slightly from the computation of Nareit-defined FFO related to the reporting of depreciation and amortization expense on assets at our corporate offices, which is de minimus. Our computation of FFO may also differ from the methodology for calculating FFO used by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO and AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Where indicated in this Earnings Release Supplement, FFO is based on our computation of FFO and not the computation of Nareit-defined FFO unless otherwise noted. 4

Non-GAAP Financial Measures (cont.) EBITDAre and Adjusted EBITDAre In September 2017, Nareit proposed a standardized performance measure, called EBITDAre, which is based on EBITDA and is expected to provide additional relevant information about REITs as real estate companies in support of growing interest among generalist investors. The conclusion was reached that, while dedicated REIT investors have long been accustomed to utilizing the industry’s supplemental measures such as FFO and net operating income (“NOI”) to evaluate the investment quality of REITs as real estate companies, it would be helpful to generalist investors for REITs as real estate companies to also present EBITDAre as a more widely known and understood supplemental measure of performance. EBITDAre is intended to be a supplemental non-GAAP performance measure that is independent of a company’s capital structure and will provide a uniform basis for one measurement of the enterprise value of a company compared to other REITs. EBITDAre, as defined by Nareit, is calculated as EBITDA, excluding: (i) loss and gains on disposition of property and (ii) asset impairments, if any. We believe EBITDAre is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional non-recurring or unusual items described below provides useful supplemental information to investors regarding our ongoing operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to meet general operating expenses, to make capital expenditures and to fund other cash needs, or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results. 5

Table of Contents Section I Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Section II Corporate Financial Schedules Section III Operating & Property-Level Schedules Section IV Capitalization and Debt Schedules Section VI Asset Listing 6

For the Three Months Ended March 31, 2023 2022 Net loss attributable to common stockholders $ (5,228) $ (12,379) Net loss per diluted share $ (0.05) $ (0.12) Total revenues $ 182,383 $ 141,869 EBITDAre (1) $ 55,340 $ 38,738 Adjusted EBITDAre (1) $ 44,428 $ 32,921 FFO (1) $ 22,076 $ 14,493 Adjusted FFO (1) $ 26,261 $ 20,141 FFO per diluted share and unit (1) $ 0.18 $ 0.12 Adjusted FFO per diluted share and unit (1) $ 0.22 $ 0.17 Pro Forma (2) RevPAR $ 118.18 $ 99.08 RevPAR Growth 19.3% Hotel EBITDA $ 62,865 $ 49,573 Hotel EBITDA margin 34.5% 33.0% Hotel EBITDA margin growth 147 bps Same Store (3) RevPAR $ 116.28 $ 97.46 RevPAR Growth 19.3% Hotel EBITDA $ 58,955 $ 46,848 Hotel EBITDA margin 34.3% 32.5% Hotel EBITDA margin growth 173 bps Summary Financial Results (Unaudited) (1) See tables later in this presentation for a discussion and reconciliation of net loss to non-GAAP financial measures, including earnings before interest, taxes, depreciation, and amortization (“EBITDA”), EBITDAre, adjusted EBITDAre, funds from operations (“FFO”), FFO per diluted share and unit, adjusted FFO (“AFFO”), and AFFO per diluted share and unit, as well as a reconciliation of operating income (loss) to hotel EBITDA. See “Non-GAAP Financial Measures” at the end of this presentation. (2) Unless stated otherwise in this presentation, all pro forma information includes operating and financial results for 103 hotels owned as of March 31, 2023, as if each hotel had been owned by the Company since January 1, 2022 and remained open for the entirety of the measurement period. As a result, all pro forma information includes operating and financial results for hotels acquired since January 1, 2022, which may include periods prior to the Company’s ownership. Pro forma and non-GAAP financial measures are unaudited. (3) All same store information includes 99 hotels owned as of March 31, 2023, with operating and financial results for the three months ended March 31, 2023 and 2022. (In thousands, except per share metrics) 7

Summary Pro Forma Operating Results (Unaudited)

Pro Forma Operating Data (1)	2022 Q2	2022 Q3	2022 Q4	2023 Q1	Trailing Twelve Months Ended March 31, 2023
Pro forma room revenue	$ 169,513	$ 160,478	$ 153,736	$ 163,089	$ 646,816
Pro forma other hotel operating revenue	18,280	18,118	18,703	19,294	74,395
Pro forma total revenues	**187,793**	**178,596**	**172,439**	**182,383**	**721,211**
Pro forma total hotel operating expenses	116,894	117,258	110,319	119,518	463,989
Pro forma hotel EBITDA	**$ 70,899**	**$ 61,338**	**$ 62,120**	**$ 62,865**	**$ 257,222**
Pro forma hotel EBITDA Margin	*37.8%*	*34.3%*	*36.0%*	*34.5%*	*35.7%*
Pro Forma Statistics (1)					
Rooms sold	1,034,603	1,011,675	963,342	950,214	3,959,834
Rooms available	1,395,182	1,410,544	1,410,583	1,380,060	5,596,369
Occupancy	74.2%	71.7%	68.3%	68.9%	70.8%
ADR	$ 163.84	$ 158.63	$ 159.59	$ 171.63	$ 163.34
RevPAR	$ 121.50	$ 113.77	$ 108.99	$ 118.18	$ 115.58
Actual Statistics					
Rooms sold	1,025,340	1,010,996	963,151	950,214	3,949,701
Rooms available	1,382,673	1,409,716	1,410,358	1,380,060	5,582,807
Occupancy	74.2%	71.7%	68.3%	68.9%	70.7%
ADR	$ 162.68	$ 158.39	$ 159.50	$ 171.63	$ 162.96
RevPAR	$ 120.64	$ 113.59	$ 108.92	$ 118.18	$ 115.29

(1) *Unaudited pro forma information includes operating results for 103 hotels owned as of March 31, 2023, as if all such hotels had been owned by the Company since April 1, 2022. For hotels acquired by the Company after April 1, 2022 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from April 1, 2022, to March 31, 2023. The financial results for the Acquired Hotels include information provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.*

8

SUMMIT HOTEL PROPERTIES

For the Three Months Ended March 31, 2023 2022 Net loss $ (1,970) $ (8,973) Depreciation and amortization 36,908 36,274 Interest expense 20,909 13,439 Interest income (83) (2) Income tax benefit (472) (2,000) EBITDA $ 55,292 $ 38,738 Disposition of assets, net 48 - EBITDAre $ 55,340 $ 38,738 Recoveries of credit losses (250) - Amortization of key money liabilities (136) - Equity-based compensation 1,469 3,698 Debt transaction costs 87 - Non-cash interest income (1) (130) (122) Non-cash lease expense, net 133 128 Casualty losses, net 536 185 Loss related to non-controlling interests in consolidated joint ventures 680 82 Other non-cash items, net 711 - Adjustments related to non-controlling interests in consolidated joint ventures (14,012) (9,788) Adjusted EBITDAre $ 44,428 $ 32,921 Adjusted EBITDAre Reconciliation (1) Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. 9

For the Three Months Ended March 31, 2023 2022 Net loss $ (1,970) $ (8,973) Preferred dividends (3,970) (3,970) Distributions to and accretion of redeemable non-controlling interests (657) (555) Loss related to non-controlling interests in consolidated joint ventures 680 82 Net loss applicable to Common Stock and Common Units $ (5,917) $ (13,416) Real estate-related depreciation (1) 35,727 35,195 Disposition of assets, net 48 - Adjustments related to non-controlling interests in consolidated joint ventures (7,782) (7,286) FFO applicable to Common Stock and Common Units $ 22,076 $ 14,493 Recoveries of credit losses (250) - Amortization of debt issuance costs 1,399 1,412 Amortization of franchise fees (1) 142 168 Amortization of intangible assets, net (1) 903 911 Equity-based compensation 1,469 3,698 Debt transaction costs 87 - Non-cash interest income (2) (130) (122) Non-cash lease expense, net 133 128 Casualty losses, net 536 185 Change in deferred tax asset valuation allowance 63 - Other non-cash items, net 711 - Adjustments related to non-controlling interests in consolidated joint ventures (878) (732) AFFO applicable to Common Stock and Common Units $ 26,261 $ 20,141 FFO per Common Stock and Common Units $ 0.18 $ 0.12 AFFO per Common Stock and Common Units $ 0.22 $ 0.17 Weighted average diluted shares of Common Stock and Common Units for FFO and AFFO (3) 122,010 118,976 Adjusted FFO Reconciliation (1) The total of these line items represents depreciation and amortization as reported on the Company’s Condensed Consolidated Statements of Operations for the periods presented. (2) Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. (3) The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company’s operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company’s option, shares of the Company’s common stock on a one-for-one basis. 10

Summit Wholly-Owned GIC Joint Venture (2) Other Joint Ventures (2) Combined GIC JV Pro Rata Adj Other JVs Pro Rata Adj Pro Rata SEC Filing - 10Q/K Q1 2023 Q1 2022 Q1 2023 Q1 2022 Q1 2023 Q1 2022 Q1 2023 Q1 2022 Q1 2023 Q1 2022 Q1 2023 Q1 2022 Q1 2023 Q1 2022 Rooms sold 576,950 538,590 351,943 304,476 21,321 - 950,214 843,066 Rooms available 868,050 868,019 487,260 445,642 24,750 - 1,380,060 1,313,661 Occupancy 66.5% 62.0% 72.2% 68.3% 86.1% - 68.9% 64.2% ADR $ 168.03 $ 151.89 $ 171.89 $ 154.38 $ 264.86 $ - $ 171.63 $ 152.79 RevPAR $ 111.68 $ 94.24 $ 124.15 $ 105.48 $ 228.16 $ - $ 118.18 $ 98.05 Room revenue 96,947 81,805 60,495 47,005 5,647 - 163,089 128,810 Other revenue 9,603 7,325 6,976 5,734 2,715 - 19,294 13,059 Total revenue $ 106,550 $ 89,130 $ 67,471 $ 52,739 $ 8,362 $ - $ 182,383 $ 141,869 Hotel EBITDA $ 31,866 $ 25,368 $ 27,581 $ 20,767 $ 3,418 $ - $ 62,865 $ 46,135 % margin 29.9% 28.5% 40.9% 39.4% 40.9% - 34.5% 32.5% Net loss $ (1,493) $ (8,509) $ (1,933) $ (464) $ 1,456 $ - $ (1,970) $ (8,973) $ 826 $ 82 $ (146) $ - $ (1,290) $ (8,891) Depreciation and amortization 19,194 20,412 16,697 15,862 1,017 - 36,908 36,274 (8,182) (7,772) (102) - 28,624 28,502 Interest expense 8,256 9,364 11,748 4,075 905 - 20,909 13,439 (5,757) (1,997) (91) - 15,061 11,442 Interest income (76) - (7) (2) - - (83) (2) 3 1 - - (80) (1) Income tax benefit - (2,000) (472) - - - (472) (2,000) 231 - - - (241) (2,000) EBITDA $ 25,881 $ 19,267 $ 26,033 $ 19,471 $ 3,378 $ - $ 55,292 $ 38,738 $ (12,879) $ (9,686) $ (339) $ - $ 42,074 $ 29,052 Disposition of assets, net 26 - 22 - - - 48 - (11) - - - 37 - EBITDAre $ 25,907 $ 19,267 $ 26,055 $ 19,471 $ 3,378 $ - $ 55,340 $ 38,738 $ (12,890) $ (9,686) $ (339) $ - $ 42,111 $ 29,052 Recoveries of credit losses (250) - - - - - (250) - - - - - (250) - Amortization of key money liabilities (67) - (51) - (18) - (136) - 25 - 2 - (109) - Equity-based compensation 1,469 3,698 - - - - 1,469 3,698 - - - - 1,469 3,698 Debt transaction costs 35 - 52 - - - 87 - (25) - - - 62 - Non-cash interest income (1) (130) (122) - - - - (130) (122) - - - - (130) (122) Non-cash lease expense, net 121 119 12 9 - - 133 128 (6) (4) - - 127 124 Casualty losses, net 305 153 201 32 30 - 536 185 (98) (16) (3) - 435 169 Other non-cash items, net 711 - - - - - 711 - - - - - 711 - Other 1 - (2) - - - (1) - 3 - - - 2 - Adjusted EBITDAre $ 28,102 $ 23,115 $ 26,267 $ 19,512 $ 3,390 $ - $ 57,759 $ 42,627 $ (12,991) $ (9,706) $ (340) $ - $ 44,428 $ 32,921 Reconciliation to Adjusted EBITDAre – By Ownership Interest (Unaudited) Q1 2023 (1) Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. (2) GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit. 11

Reconciliation to Adjusted FFO – By Ownership Interest (Unaudited)

Q1 2023

	Summit Wholly-Owned		GIC Joint Venture [4]		Other Joint Ventures [4]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
	Q1 2023	Q1 2022	Q1 2023	Q1 2022	Q1 2023	Q1 2022	Q1 2023	Q1 2022	Q1 2023	Q1 2022	Q1 2023	Q1 2022	Q1 2023	Q1 2022
Net loss	$ (1,493)	$ (8,509)	$ (1,933)	$ (464)	$ 1,456	$ -	$ (1,970)	$ (8,973)	826	82	(146)	-	$ (1,290)	$ (8,891)
Preferred dividends	(3,970)	(3,970)	-	-	-	-	(3,970)	(3,970)	-	-	-	-	(3,970)	(3,970)
Distributions to and accretion of redeemable non-controlling interests	(657)	(555)	-	-	-	-	(657)	(555)	-	-	-	-	(657)	(555)
Net loss applicable to Common Stock and Common Units	**$ (6,120)**	**$ (13,034)**	**$ (1,933)**	**$ (464)**	**$ 1,456**	**$ -**	**$ (6,597)**	**$ (13,498)**	**$ 826**	**$ 82**	**$ (146)**	**$ -**	**$ (5,917)**	**$ (13,416)**
Real estate-related depreciation [1]	19,072	20,325	15,656	14,870	999	-	35,727	35,195	(7,671)	(7,286)	(100)	-	27,956	27,909
Disposition of assets, net	26	-	22	-	-	-	48	-	(11)	-	-	-	37	-
FFO applicable to Common Stock and Common Units	**$ 12,978**	**$ 7,291**	**$ 13,745**	**$ 14,406**	**$ 2,455**	**$ -**	**$ 29,178**	**$ 21,697**	**$ (6,856)**	**$ (7,204)**	**$ (246)**	**$ -**	**$ 22,076**	**$ 14,493**
Recoveries of credit losses	(250)	-	-	-	-	-	(250)	-	-	-	-	-	(250)	-
Amortization of debt issuance costs	919	951	465	461	15	-	1,399	1,412	(228)	(226)	(2)	-	1,169	1,186
Amortization of franchise fees [1]	63	87	79	81	-	-	142	168	(39)	(40)	-	-	103	128
Amortization of intangible assets, net [1]	(8)	-	911	911	-	-	903	911	(446)	(446)	-	-	457	465
Equity-based compensation	1,469	3,698	-	-	-	-	1,469	3,698	-	-	-	-	1,469	3,698
Debt transaction costs	35	-	52	-	-	-	87	-	(25)	-	-	-	62	-
Non-cash interest income [2]	(130)	(122)	-	-	-	-	(130)	(122)	-	-	-	-	(130)	(122)
Non-cash lease expense, net	121	119	12	9	-	-	133	128	(6)	(4)	-	-	127	124
Casualty losses, net	305	153	201	32	30	-	536	185	(98)	(16)	(3)	-	435	169
Change in deferred tax asset valuation allowance	63	-	-	-	-	-	63	-	-	-	-	-	63	-
Other non-cash items, net	711	-	-	-	-	-	711	-	-	-	-	-	711	-
Other	2	2	(2)	-	-	-	-	2	(31)	(2)	-	-	(31)	-
AFFO applicable to Common Stock and Common Units	**$ 16,278**	**$ 12,179**	**$ 15,463**	**$ 15,900**	**$ 2,500**	**$ -**	**$ 34,241**	**$ 28,079**	**$ (7,729)**	**$ (7,938)**	**$ (251)**	**$ -**	**$ 26,261**	**$ 20,141**
FFO per Common Stock and Common Units													$ 0.18	$ 0.12
AFFO per Common Stock and Common Units													$ 0.22	$ 0.17
Weighted average diluted shares of Common Stock and Common Units for FFO and AFFO [3]													122,010	118,976

(1) *The total of these line items represents depreciation and amortization as reported on the Company's Condensed Consolidated Statements of Operations for the periods presented.*
(2) *Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable.*
(3) *The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company's operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company's option, shares of the Company's common stock on a one-for-one basis.*
(4) *GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.*

12

SUMMIT HOTEL PROPERTIES

Full Year 2023 Outlook (Unaudited) (1) All pro forma information includes operating and financial results for 103 hotels owned as of March 31, 2023, as if each hotel had been owned by the Company since January 1, 2022 and will continue to be owned through the entire year ending December 31, 2023. As a result, the pro forma information includes operating and financial results for hotels acquired since January 1, 2022, which may include periods prior to the Company’s ownership. Pro forma and non-GAAP financial measures are unaudited. 13 FYE 2023 Outlook Low High Pro Forma RevPAR (1) $ 117.50 $ 123.00 Pro Forma RevPAR Growth (1) 6.00% 11.00% Adjusted EBITDAre $ 190,400 $ 205,900 Adjusted FFO $ 112,100 $ 128,100 Adjusted FFO per Diluted Unit $ 0.92 $ 1.05 Capital Expenditures, Pro Rata $ 60,000 $ 80,000

Table of Contents Section I Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Section II Corporate Financial Schedules Section III Operating & Property-Level Schedules Section IV Capitalization and Debt Schedules Section VI Asset Listing 14

Pro Forma Operating Results – By Ownership Interest (Unaudited)

Q1 2023

	INN Wholly-Owned (61 Hotels)		GIC Joint Venture (39 Hotels)		Other Joint Ventures (3 Hotels)		Pro Forma (103 Hotels)	
	2023	2022	2023	2022	2023	2022	2023	2022
Pro Forma Operating Data [1]								
Occupancy	66.5%	62.0%	72.2%	67.5%	86.1%	76.8%	68.9%	64.2%
ADR	$ 168.03	$ 151.89	$ 171.89	$ 153.21	$ 264.85	$ 243.98	$ 171.63	$ 154.34
RevPAR	$ 111.68	$ 94.24	$ 124.15	$ 103.40	$ 228.15	$ 187.30	$ 118.18	$ 99.08
Occupancy change	*7.1%*		*7.0%*		*12.2%*		*7.3%*	
ADR change	*10.6%*		*12.2%*		*8.6%*		*11.2%*	
RevPAR change	*18.5%*		*20.1%*		*21.8%*		*19.3%*	
Pro forma total revenues	$ 106,550	$ 89,130	$ 67,471	$ 55,010	$ 8,362	$ 6,110	$ 182,383	$ 150,249
Pro forma hotel EBITDA	$ 31,866	$ 25,368	$ 27,581	$ 21,452	$ 3,418	$ 2,753	$ 62,865	$ 49,573
Pro forma hotel EBITDA Margin	*29.9%*	*28.5%*	*40.9%*	*39.0%*	*40.9%*	*45.1%*	*34.5%*	*33.0%*

(1) *Unaudited pro forma information includes operating results for 103 hotels owned as of December 31, 2022, as if all such hotels had been owned by the Company since January 1, 2021. For any hotels acquired by the Company after January 1, 2021 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2021, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.*

15

SUMMIT HOTEL PROPERTIES

Summary Pro Forma Operating Results (Unaudited)

Pro Forma (103) Hotels - 2023 [1]	Jan	Feb	Mar	Q1
Occupancy	60.8%	68.8%	76.9%	68.9%
ADR	$ 159.11	$ 175.08	$ 178.75	$ 171.63
RevPAR	$ 96.82	$ 120.41	$ 137.51	$ 118.18
2022 Variance				
Occupancy change vs 2022	*14.0%*	*7.3%*	*2.5%*	*7.3%*
ADR change vs 2022	*12.2%*	*14.2%*	*9.0%*	*11.2%*
RevPAR change vs 2022	*27.9%*	*22.5%*	*11.7%*	*19.3%*
2019 Variance				
Occupancy change vs 2019	*-12.4%*	*-10.7%*	*-7.3%*	*-10.0%*
ADR change vs 2019	*3.9%*	*6.5%*	*7.7%*	*6.3%*
RevPAR change vs 2019	*-9.0%*	*-4.9%*	*-0.2%*	*-4.3%*

(1) *Unaudited pro forma information includes operating results for 103 hotels owned as of March 31, 2023, as if all such hotels had been owned by the Company since January 1, 2019. For any hotels acquired by the Company after January 1, 2019 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2019, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.*

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SUMMIT HOTEL PROPERTIES

Summary Same Store Operating Results (Unaudited)

Same Store (99) Hotels - 2023 [1]	Jan	Feb	Mar	Q1
Occupancy	60.8%	68.6%	76.6%	68.7%
ADR	$ 157.42	$ 172.35	$ 176.33	$ 169.33
RevPAR	$ 95.65	$ 118.26	$ 135.11	$ 116.28
2022 Variance				
Occupancy change vs 2022	*14.2%*	*7.6%*	*2.2%*	*7.3%*
ADR change vs 2022	*11.8%*	*13.8%*	*9.4%*	*11.2%*
RevPAR change vs 2022	*27.7%*	*22.5%*	*11.8%*	*19.3%*
2019 Variance				
Occupancy change vs 2019	*-12.5%*	*-11.0%*	*-7.7%*	*-10.2%*
ADR change vs 2019	*2.8%*	*4.9%*	*6.2%*	*4.9%*
RevPAR change vs 2019	*-10.1%*	*-6.6%*	*-1.9%*	*-5.8%*

(1) Unaudited pro forma information includes operating results for 99 same store hotels owned as of March 31, 2023, as if all such hotels had been owned by the Company since January 1, 2019. For any hotels acquired by the Company after January 1, 2019 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2019, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

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SUMMIT HOTEL PROPERTIES

Summary Comparable 2019 Portfolio Operating Results (Unaudited)

Comparable (92) Hotels - 2023 [(1)]	Jan	Feb	Mar	Q1
Occupancy	60.0%	68.5%	76.6%	68.4%
ADR	$ 155.52	$ 170.23	$ 174.79	$ 167.54
RevPAR	$ 93.36	$ 116.61	$ 133.97	$ 114.58
2022 Variance				
Occupancy change vs 2022	*12.5%*	*7.1%*	*1.9%*	*6.6%*
ADR change vs 2022	*11.1%*	*13.4%*	*8.8%*	*10.6%*
RevPAR change vs 2022	*25.0%*	*21.5%*	*10.8%*	*17.8%*
2019 Variance				
Occupancy change vs 2019	*-13.6%*	*-11.1%*	*-7.6%*	*-10.6%*
ADR change vs 2019	*1.5%*	*3.6%*	*5.3%*	*3.8%*
RevPAR change vs 2019	*-12.3%*	*-7.9%*	*-2.7%*	*-7.2%*

(1) Unaudited pro forma information includes operating results for 92 comparable hotels owned as of March 31, 2023, as if all such hotels had been owned by the Company since January 1, 2019. For any hotels acquired by the Company after January 1, 2019 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2019, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

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SUMMIT HOTEL PROPERTIES

Summary Joint Venture Operating Results (Unaudited)

GIC JV (39) Hotels - 2023 [(1)]	Jan	Feb	Mar	Q1
Occupancy	64.7%	71.8%	80.1%	72.2%
ADR	$ 161.17	$ 179.33	$ 174.52	$ 171.89
RevPAR	$ 104.31	$ 128.75	$ 139.84	$ 124.15
2022 Variance				
Occupancy change vs 2022	*12.5%*	*6.2%*	*3.7%*	*7.0%*
ADR change vs 2022	*12.5%*	*15.7%*	*9.7%*	*12.2%*
RevPAR change vs 2022	*26.5%*	*22.9%*	*13.8%*	*20.1%*
2019 Variance				
Occupancy change vs 2019	*-8.6%*	*-7.5%*	*-5.3%*	*-7.0%*
ADR change vs 2019	*4.8%*	*11.6%*	*7.6%*	*8.0%*
RevPAR change vs 2019	*-4.2%*	*3.3%*	*1.9%*	*0.5%*

Other JVs (3) Hotels - 2023 [(1)]	Jan	Feb	Mar	Q1
Occupancy	80.1%	87.2%	91.3%	86.1%
ADR	$ 231.68	$ 278.23	$ 282.39	$ 264.85
RevPAR	$ 185.51	$ 242.64	$ 257.71	$ 228.15

(1) *Unaudited pro forma information includes operating results for 42 JV hotels owned as of March 31, 2023, as if all such hotels had been owned by the Company since January 1, 2019. For any hotels acquired by the Company after January 1, 2019 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2019, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.*

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SUMMIT HOTEL PROPERTIES

Table of Contents Section I Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Section II Corporate Financial Schedules Section III Operating & Property-Level Schedules Section IV Capitalization and Debt Schedules Section VI Asset Listing 20

Capitalization – Total Enterprise Value (Unaudited)

(in thousands, except per share data)	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Common Share Price & Dividends					
At quarter ended	$ 7.00	$ 7.22	$ 6.72	$ 7.27	$ 9.96
High during quarter ended	$ 8.81	$ 8.75	$ 9.09	$ 10.22	$ 10.58
Low during quarter ended	$ 6.17	$ 6.66	$ 6.58	$ 6.70	$ 8.63
Common dividends per share	$ 0.04	$ 0.04	$ 0.04	$ -	$ -
Common Shares & Units					
Common shares outstanding	107,470	106,902	106,894	106,894	106,961
Common units outstanding	15,977	15,977	15,984	15,989	15,989
Total common shares and units outstanding	123,447	122,878	122,878	122,883	122,950
Capitalization					
Market value of common equity at quarter end	$ 864,127	$ 887,182	$ 825,743	$ 893,363	$ 1,224,585
Par value of preferred equity - 6.250% Series E	160,000	160,000	160,000	160,000	160,000
Par value of preferred equity - 5.875% Series F	100,000	100,000	100,000	100,000	100,000
Par value of preferred equity - 5.250% Series Z	50,000	50,000	50,000	50,000	50,000
Consolidated total debt	1,477,432	1,463,124	1,481,147	1,537,082	1,496,640
Less: consolidated unrestricted cash	(60,678)	(51,255)	(72,617)	(109,999)	(82,397)
Consolidated total enterprise value	$ 2,590,881	$ 2,609,051	$ 2,544,273	$ 2,630,446	$ 2,948,828
Noncontrolling interest in consolidated total debt - GIC JV	(308,291)	(308,369)	(308,399)	(308,474)	(280,817)
Noncontrolling interest in consolidated total debt - Other JVs	(4,700)	(4,700)	(4,700)	(4,700)	-
Noncontrolling interest in consolidated total cash - GIC JV	14,455	12,937	15,581	23,351	19,695
Noncontrolling interest in consolidated total cash - Other JVs	298	259	166	50	-
Pro rata total enterprise value	$ 2,292,643	$ 2,309,177	$ 2,246,922	$ 2,340,673	$ 2,687,706

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SUMMIT HOTEL PROPERTIES

Debt Schedule – Part I (Unaudited)

As of March 31, 2023

(amounts in thousands)

	Spread	Base Rate	Interest Rate	Fixed / Variable	Fully-Extended Maturity Date	Number of Encumbered Properties	Principal Outstanding	Noncontrolling Interests	Pro Rata Principal Outstanding
Senior Credit Facility									
$400 Million Revolver [1]	1.95%	4.91%	6.86%	Variable	March 31, 2025	n/a	30,000	-	30,000
$200 Million Term Loan [1]	1.90%	4.91%	6.81%	Variable	April 01, 2025	n/a	200,000	-	200,000
Total Senior Credit and Term Loan Facility							$ 230,000	$ -	$ 230,000
$225 Million Unsecured Term Loan [1]	1.75%	4.89%	6.64%	Variable	February 14, 2025	n/a	$ 225,000	$ -	$ 225,000
Convertible Notes	n/a	n/a	1.50%	Fixed	February 15, 2026	n/a	$ 287,500	$ -	$ 287,500
Secured Mortgage Indebtedness									
Metabank (Bayside)	n/a	n/a	4.44%	Fixed	July 01, 2027	3	43,518	-	43,518
Bank of the Cascades (First Interstate Bank) [2]	2.00%	4.60%	6.60%	Variable	December 19, 2024	1	7,624	-	7,624
	n/a	n/a	4.30%	Fixed	December 19, 2024		7,624	-	7,624
Total Mortgage Loans						4	$ 58,766	$ -	$ 58,766
						4	$ 801,266	$ -	$ 801,266
Brickell Joint Venture Mortgage Loan									
City National Bank of Florida [2]	3.00%	4.86%	7.86%	Variable	June 30, 2025	2	47,000	(4,700)	42,300
GIC Joint Venture Credit Facility and Term Loans									
$125 Million Revolver [3]	2.15%	4.84%	6.99%	Variable	October 08, 2024	n/a	125,000	(61,250)	63,750
$75 Million Term Loan [3]	2.10%	4.84%	6.94%	Variable	October 08, 2024	n/a	75,000	(36,750)	38,250
$410 Million Term Loan [3]	2.75%	4.88%	7.63%	Variable	January 13, 2027	n/a	410,000	(200,900)	209,100
Wells Fargo CMBS Loan	n/a	n/a	4.99%	Fixed	June 06, 2028	1	12,969	(6,355)	6,614
Twain Financial PACE Loan	n/a	n/a	6.10%	Fixed	July 31, 2040	1	6,197	(3,036)	3,161
Total GIC Joint Venture Credit Facility and Term Loans						2	$ 629,166	$ (308,291)	$ 320,875
Total Joint Venture Debt						4	$ 676,166	$ (312,991)	$ 363,175
Total Debt						8	$ 1,477,432	$ (312,991)	$ 1,164,441

(1) Interest rate is based on a variable spread plus 1-month term SOFR plus a 0.1% SOFR adjustment after being converted from a 30-day LIBOR-based loan.
(2) Interest rate is based on a spread plus 30-day LIBOR.
(3) Interest rate is based on a spread plus 1-month term SOFR.

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SUMMIT HOTEL PROPERTIES

Debt Schedule – Part II (Unaudited)

As of March 31, 2023

(amounts in thousands)	Principal Amount Outstanding	Fixed Debt Outstanding	Variable Debt Outstanding	Effective Interest Rate
Total Debt	$ 1,477,432	$ 357,807	$ 1,119,625	5.93%
Noncontrolling Interests in Joint Ventures	(312,991)	(9,391)	(303,600)	
Pro Rata Debt	$ 1,164,441	$ 348,416	$ 816,025	5.55%
% of Pro Rata Debt	*100%*	*30%*	*70%*	
Adjustment for Effective Swaps	0	400,000	(400,000)	
Pro Rata Debt Including Swaps	$ 1,164,441	$ 748,416	$ 416,025	4.81%
% of Pro Rata Debt Including Swaps	*100%*	*64%*[1]	*36%*	

Interest Rate Swaps	**Notional Value**	**Swap Rate**	**Effective Date**	**Maturity Date**
Regions - 2018 - $75mm	75,000	2.8570%	September 28, 2018	September 30, 2024
Regions - 2018 - $125mm	125,000	2.9170%	December 31, 2018	December 31, 2025
Capital One - 2022 - $100mm	100,000	2.6000%	January 31, 2023	January 31, 2027
Regions - 2022 - $100mm	100,000	2.5625%	January 31, 2023	January 31, 2029
Current Swaps	**$ 400,000**	**2.7379%**		**October 22, 2026**
Capital One - 2023 - $100mm	100,000	3.3540%	July 01, 2023	January 13, 2026
Wells Fargo - 2023 - $100mm	100,000	3.3540%	July 01, 2023	January 13, 2026
New JV Swaps	**$ 200,000**	**3.3540%**		**January 13, 2026**
Total Swaps	**$ 600,000**	**2.9433%**		**July 20, 2026**

(1) Upon the July 1, 2023, effective date of the new joint venture swaps, the Company estimates its pro rata fixed rate debt outstanding to increase to 73% from 64% as of March 31, 2023.

23

SUMMIT HOTEL PROPERTIES

$30 $200 $225 $288 $0 $102 $209 $7 $3 $42 $15 $44 $0 $150 $300 $450 $600 2023 2024 2025 2026 2027 2028 2029+ Pro Rata Debt Maturity Ladder $400M Senior Revolver $200M Senior Term Loan $225M Senior Term Loan Convertible Senior Notes $200M GIC JV Credit Facility $410M GIC JV Term Loan GIC JV Mortgage Debt Brickell JV Mortgage Debt Mortgage Debt Debt Schedule – Part III (Unaudited) (1) Amounts are in millions ($) and assumes fully-extended maturities for all loans. Reflects pro rata debt totals 24 As of March 31, 2023

Table of Contents Section I Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Section II Corporate Financial Schedules Section III Operating & Property-Level Schedules Section IV Capitalization and Debt Schedules Section VI Asset Listing 25

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
INN Wholly-Owned (100% Ownership)				
Courtyard - New Orleans/Metairie	1	153	Upscale	Airport
Doubletree by Hilton San Francisco Airport North Bayfront	1	210	Upscale	Airport
Four Points - San Francisco Airport	1	101	Upscale	Airport
Hyatt House - Miami Airport	1	163	Upscale	Airport
Hyatt Place - Portland Airport/Cascade Station	1	136	Upscale	Airport
Residence Inn - New Orleans/Metairie	1	120	Upscale	Airport
Residence Inn - Portland Airport at Cascade Station	1	124	Upscale	Airport
Courtyard - Fort Lauderdale Beach	1	261	Upscale	Resort
Hyatt House - Across From Universal Orlando Resort	1	168	Upscale	Resort
Hyatt Place - Orlando/Convention Center	1	150	Upscale	Resort
Hyatt Place - Orlando/Universal	1	150	Upscale	Resort
Hyatt Place - Scottsdale/Old Town	1	126	Upscale	Resort
Hotel Indigo - Asheville Downtown	1	116	Upper Upscale	Small Metro/Town
Courtyard - Atlanta Decatur Downtown/Emory	1	179	Upscale	Suburban
Courtyard - Dallas/Arlington South	1	103	Upscale	Suburban
Courtyard - Kansas City Country Club Plaza	1	123	Upscale	Suburban
Hampton Inn & Suites - Camarillo	1	116	Upper Midscale	Suburban
Hampton Inn & Suites - San Diego/Poway	1	108	Upper Midscale	Suburban
Hilton Garden Inn - Greenville	1	120	Upscale	Suburban
Hilton Garden Inn - Houston/Energy Corridor	1	190	Upscale	Suburban
Hilton Garden Inn - Minneapolis/Eden Prairie	1	97	Upscale	Suburban
Hilton Garden Inn - Waltham	1	148	Upscale	Suburban
Holiday Inn Express & Suites - Minneapolis/Minnetonka	1	93	Upper Midscale	Suburban
Hyatt House - Denver Tech Center	1	135	Upscale	Suburban
Hyatt Place - Baltimore/Owings Mills	1	123	Upscale	Suburban
Hyatt Place - Chicago/Hoffman Estates	1	126	Upscale	Suburban
Hyatt Place - Chicago/Lombard/Oak Brook	1	151	Upscale	Suburban
Hyatt Place - Denver South/Park Meadows	1	127	Upscale	Suburban
Hyatt Place - Denver Tech Center	1	126	Upscale	Suburban
Hyatt Place - Garden City	1	122	Upscale	Suburban
Hyatt Place - Phoenix/Mesa	1	152	Upscale	Suburban

26

SUMMIT HOTEL PROPERTIES

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
INN Wholly-Owned (100% Ownership), (cont.)				
Residence Inn - Baltimore/Hunt Valley	1	141	Upscale	Suburban
Residence Inn - Boston/Watertown	1	150	Upscale	Suburban
Residence Inn - Bridgewater/Branchburg	1	101	Upscale	Suburban
Residence Inn - Dallas/Arlington South	1	96	Upscale	Suburban
Staybridge Suites - Denver/Cherry Creek	1	121	Upscale	Suburban
AC Hotel - Atlanta Downtown	1	255	Upscale	Urban
Courtyard - Atlanta Downtown	1	150	Upscale	Urban
Courtyard - Charlotte City Center	1	181	Upscale	Urban
Courtyard - Fort Worth Downtown/Blackstone	1	203	Upscale	Urban
Courtyard - Indianapolis Downtown	1	297	Upscale	Urban
Courtyard - Nashville Vanderbilt/West End	1	226	Upscale	Urban
Courtyard - New Haven at Yale	1	207	Upscale	Urban
Courtyard - New Orleans Downtown Near the French Quarter	1	140	Upscale	Urban
Courtyard - New Orleans Downtown/Convention Center	1	202	Upscale	Urban
Fairfield Inn & Suites - Louisville Downtown	1	140	Upper Midscale	Urban
Hampton Inn & Suites - Austin/Downtown/Convention Center	1	209	Upper Midscale	Urban
Hampton Inn & Suites - Baltimore Inner Harbor	1	116	Upper Midscale	Urban
Hampton Inn & Suites - Minneapolis/Downtown	1	211	Upper Midscale	Urban
Hilton Garden Inn - Houston/Galleria Area	1	182	Upscale	Urban
Holiday Inn Express & Suites - San Francisco/Fisherman's Wharf	1	252	Upper Midscale	Urban
Hyatt Place - Chicago/Downtown-The Loop	1	206	Upscale	Urban
Hyatt Place - Minneapolis/Downtown	1	213	Upscale	Urban
Marriott - Boulder	1	165	Upper Upscale	Urban
Residence Inn - Atlanta Midtown/Peachtree at 17th	1	160	Upscale	Urban
Residence Inn - Baltimore Downtown/Inner Harbor	1	189	Upscale	Urban
Residence Inn - Cleveland Downtown	1	175	Upscale	Urban
SpringHill Suites - Indianapolis Downtown	1	156	Upscale	Urban
SpringHill Suites - Louisville Downtown	1	198	Upscale	Urban
Springhill Suites - Nashville MetroCenter	1	78	Upscale	Urban
SpringHill Suites - New Orleans Downtown	1	208	Upscale	Urban
INN Wholly-Owned (100% Ownership)	**61**	**9,645**		

27

SUMMIT HOTEL PROPERTIES

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
GIC Joint Venture (51% Ownership) [(1)]				
Courtyard - Dallas DFW Airport / North Grapevine	1	181	Upscale	Airport
Hilton Garden Inn - Grapevine at Silver Lake Crossing	1	152	Upscale	Airport
Holiday Inn Express & Suites - DFW / Grapevine	1	95	Upper Midscale	Airport
Hyatt Place - Dallas / Grapevine	1	125	Upscale	Airport
TownePlace Suites - Dallas / Grapevine	1	120	Upper Midscale	Airport
Courtyard - Scottsdale North	1	153	Upscale	Resort
Embassy Suites - Tucson / Paloma Village	1	120	Upper Upscale	Resort
Hampton Inn & Suites - Silverthorne	1	88	Upper Midscale	Resort
Homewood Suites - Tucson/St. Philip's Plaza University	1	122	Upscale	Resort
Springhill Suites - Scottsdale North	1	121	Upscale	Resort
Hilton Garden Inn - College Station	1	119	Upscale	Small Metro/Town
Hilton Garden Inn - Longview	1	122	Upscale	Small Metro/Town
Residence Inn - Steamboat Springs	1	110	Upscale	Small Metro/Town
Residence Inn - Tyler	1	119	Upscale	Small Metro/Town
AC Hotel - Dallas / Frisco	1	150	Upscale	Suburban
Canopy Hotel - Dallas / Frisco Station	1	150	Upper Upscale	Suburban
Courtyard - Amarillo Downtown	1	107	Upscale	Suburban
Embassy Suites - Amarillo Downtown	1	226	Upper Upscale	Suburban
Hilton Garden Inn - San Jose / Milpitas	1	161	Upscale	Suburban
Homewood Suites - Aliso Viejo/Laguna Beach	1	129	Upscale	Suburban
Homewood Suites - Midland	1	118	Upscale	Suburban
Hyatt Place - Dallas / Plano	1	127	Upscale	Suburban
Residence Inn - Dallas / Frisco	1	150	Upscale	Suburban
Residence Inn - Portland / Hillsboro	1	122	Upscale	Suburban
AC Hotel - Dallas Downtown	1	128	Upscale	Urban
AC Hotel - Houston Downtown	1	195	Upscale	Urban
AC Hotel - Oklahoma City / Bricktown	1	142	Upscale	Urban
Canopy Hotel - New Orleans Downtown	1	176	Upper Upscale	Urban
Courtyard - Pittsburgh Downtown	1	183	Upscale	Urban
Hampton Inn & Suites - Dallas Downtown	1	176	Upper Midscale	Urban
Hampton Inn & Suites - Tampa/Ybor City/Downtown	1	138	Upper Midscale	Urban

(1) Asset listing excludes two parking garages located in Dallas, TX and Frisco, TX.

28

SUMMIT HOTEL PROPERTIES

Hotels Rooms STR Chain Scale STR Location GIC Joint Venture (51% Ownership) (1) Holiday Inn Express & Suites - Oklahoma City Downtown / Bricktown 1 124 Upper Midscale Urban Hyatt Place - Lubbock 1 125 Upscale Urban Hyatt Place - Oklahoma City / Bricktown 1 134 Upscale Urban Residence Inn - Dallas Downtown 1 121 Upscale Urban Residence Inn - Portland Downtown / Riverplace 1 258 Upscale Urban SpringHill Suites - Dallas Downtown 1 148 Upscale Urban SpringHill Suites - New Orleans Downtown / Canal Street 1 74 Upscale Urban TownePlace Suites - New Orleans Downtown / Canal Street 1 105 Upper Midscale Urban GIC Joint Venture (51% Ownership) (1) 39 5,414 Other Joint Ventures (90% Ownership) Onera - Fredericksburg 1 11 Non-Hotel Non-Hotel AC Hotel - Miami Downtown / Brickell 1 156 Upscale Urban Element - Miami Downtown / Brickell 1 108 Upscale Urban Other Joint Ventures (90% Ownership) 3 275 Pro Forma 103 15,334 Asset Listing (Unaudited) (1) Asset listing excludes two parking garages located in Dallas, TX and Frisco, TX. 29